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                                                                    EXHIBIT 25.1

                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

     STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) [X]

           STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
________________________________________________________________________________
             (Exact name of trustee as specified in its charter)

                                UNITED STATES
________________________________________________________________________________
 (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                 06-1143380
________________________________________________________________________________
                      (IRS Employer Identification No.)

       725 SOUTH FIGUEROA STREET, SUITE 3100, LOS ANGELES, CALIFORNIA
________________________________________________________________________________
                  (Address of principal executive offices)

                                    90017
________________________________________________________________________________
                                 (Zip code)

           STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
    725 SOUTH FIGUEROA STREET, SUITE 3100, LOS ANGELES, CALIFORNIA, 90017
                              213-362-7338
________________________________________________________________________________
          (Name, address and telephone number of agent for service)

                                 P-COM, INC.
________________________________________________________________________________
             (Exact Name of Obligor as specified in its charter)

                                  DELAWARE
________________________________________________________________________________
       (State or other jurisdiction of incorporation or organization)

                                 77-0289371
________________________________________________________________________________
                      (IRS Employer Identification No.)

                        3175 S. WINCHESTER BOULEVARD
                            CAMPBELL, CALIFORNIA
________________________________________________________________________________
                  (Address of principal executive offices)

                                    95008
________________________________________________________________________________
                                 (Zip code)

               4-1/4% Convertible Subordinated Notes due 2002
________________________________________________________________________________
                     (Title of the indenture securities)
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Item 1.  General Information.

(a) The trustee is subject to the supervision of the Comptroller of the Currency, Western District Office, 50 Fremont Street, Suite 3900, San Francisco, CA 94105-2292.

(b)  The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with the obligor.

The Trustee is not affiliated with the obligor.

No responses are included for Items 3-15 of this form T-1 because the obligor is not in default on securities issued under indentures under which State Street Bank and Trust Company of California, N.A. is trustee.

Item 16.  List of Exhibits.

1. Articles of Association of State Street Bank and Trust Company of California, N.A..*

2. Certificate of Corporate Existence (with fiduciary powers) from the Comptroller of the Currency, Administrator of National Banks.*

3. Authorization of the Trustee to exercise fiduciary powers (included in Exhibits 1 and 2; no separate instrument).

4.  By-laws of State Street Bank and Trust company of California, N.A..*

5. Consent of State Street Bank and Trust Company of California, N.A. required by Section 321(b) of the Act.*

6. Consolidated Report of Income at the close of business March 31, 1997, Federal Financial Institutions Examination Council, Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only and Total Assets of Less Than $100 Million - FEI 034.**

* The indicated documents have been filed as exhibits with corresponding exhibit numbers to the Form T-1 of Oasis Residential, Inc., filed pursuant to Section 305(b)(2) of the Act, filed with the Securities and Exchange Commission on November 18, 1996 (Registration No. 033-90488), and are incorporated herein by reference.

** The indicated document was filed as an exhibit with a corresponding exhibit number to the Form T-1 filed as Exhibit 25 to a Registration Statement on Form S-4 of Silicon Graphics, Inc., filed with the Securities and Exchange Commission on July 30, 1997 (Registration No. 333-32379), and is incorporated herein by reference.

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                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, State Street Bank and Trust company of California, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 28th day of January, 1998.

                        STATE STREET BANK AND TRUST COMPANY OF
                        CALIFORNIA, N.A.

                                             /s/ Mark D. Henson
                                         By:______________________________
                                            Mark D. Henson
                                            Assistant Vice President

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